UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2024

Date of reporting period:  August 31, 2023

Item 1. Reports to Stockholders.

(a)

Pzena Funds
Semi-Annual Report
August 31, 2023

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

PZENA INTERNATIONAL VALUE FUND
Investor Class PZVNX
Institutional Class PZINX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Small Cap Value Fund	6
Pzena International Small Cap Value Fund	8
Pzena International Value Fund	10

Pzena Mid Cap Value Fund
Portfolio Allocation	12
Schedule of Investments	13

Pzena Emerging Markets Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Portfolio Diversification	17

Pzena Small Cap Value Fund
Portfolio Allocation	18
Schedule of Investments	19

Pzena International Small Cap Value Fund
Portfolio Allocation	21
Schedule of Investments	22
Portfolio Diversification	24

Pzena International Value Fund
Portfolio Allocation	25
Schedule of Investments	26
Portfolio Diversification	28

Statements of Assets and Liabilities	30

Statements of Operations	32

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	34
Pzena Emerging Markets Value Fund	35
Pzena Small Cap Value Fund	36
Pzena International Small Cap Value Fund	37
Pzena International Value Fund	38

Financial Highlights
Pzena Mid Cap Value Fund	39
Pzena Emerging Markets Value Fund	41
Pzena Small Cap Value Fund	43
Pzena International Small Cap Value Fund	45
Pzena International Value Fund	47

Notes to Financial Statements	49

Expense Example	60

Notice to Shareholders	62

Privacy Notice	63

Dear Shareholder:

For the six-month period ended August 31, 2023, equities across most geographies and market caps were slightly positive. China was one of the few geographies that was weak, while U.S. mega-cap stocks were standouts, and growth stocks outpaced value stocks. Though investment returns across most equity markets appear fairly unremarkable for the period, a closer inspection tells a different story.

The period began with markets giving up much of their year-to-date gains in the wake of Silicon Valley Bank’s collapse in early March. Most indices recouped their losses before the end of March. In contrast, U.S. small cap and mid cap equities remained fairly weak due to concerns over the stability of U.S. regional banks on the possibility of higher interest rates devaluing assets on their balance sheets. Amid this backdrop, investors engaged in a flight to perceived safety, eschewing financials (i.e., banks and insurers) and economically sensitive stocks for tech stocks.

In the following months, equity markets continued rising higher as investors weighed the possibility of rate hikes slowing and stopping at a terminal rate lower than they had previously anticipated. Cooling inflation and the continuation of solid economic growth bolstered hopes of a soft landing for the U.S. economy. Though value stocks rose, mega-cap U.S. growth stocks contributed most to world equities’ strong performance in the months following the U.S. regional banking turmoil, as AI exuberance drove tech names higher.

Meanwhile, continued uncertainty surrounding the property market in China, weak economic data coming out of the country, notably declining industrial activity, and muted consumer spending, also weighed on Chinese stocks. Overall, there appears to be a lack of Western investor interest in China, as investors have been mostly fixated on the Chinese Communist Party’s regulatory agenda, geopolitical tensions with the West, and the nation’s housing downturn. This has prompted them to “de-risk” away from China-domiciled stocks.

Markets dominated by sentiment-driven, growth stocks, like the one seen during this period, are a test of an investor’s value discipline. As dedicated value investors, we will continue to avoid expensive mega-cap stocks as we are not finding valuation opportunities after their long run of outperformance. Instead, we are looking among the cheapest stocks in the market that have strong businesses and are trading at significant discounts to their long-term averages. Among these inexpensive stocks, we are invested in a range of opportunities in good businesses trading at compelling valuations that have not participated in the sentiment-driven rally this year.

Please take a few minutes to read the Fund commentaries on the following pages, where our portfolio management teams review investment decisions and current positioning, providing insight into recent performance.

If you have questions about your Pzena Fund’s portfolio, please get in touch with your advisor or a member of our team of registered representatives.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

Pzena Mid Cap Value Fund
Commentary
August 2023

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2023.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	13.78%	-0.56%	12.96%	21.19%	7.70%	8.09%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	13.89%	-0.36%	13.41%	21.66%	8.09%	8.44%
Russell Midcap® Value Index	9.39%	1.25%	5.65%	12.07%	6.12%	7.50%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVMX Expense Ratio – Gross: 1.33%
PZVMX Expense Ratio – Net: 1.25%*

PZIMX Expense Ratio – Gross: 0.98%
PZIMX Expense Ratio – Net: 0.90%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2024.

Domestic stocks pulled back in March, as persistent Federal Reserve tightening contributed to turbulence for U.S. regional banks. Amid this turbulence, investors began to anticipate a more benign interest rate environment and rotated from financials into growth stocks. Ultimately, financials rallied but were not able to recoup all their initial losses during the period. More broadly, a continuation of strong economic data in the U.S. perpetuated 2023’s rally in domestic markets, and extreme AI hype pushed mega-cap growth names much higher.

Amidst this backdrop, U.S. value stocks underperformed both growth and the broad market, but still closed positive for the period. The Fund declined during the period and underperformed the Russell Midcap Value Index.

The financials sector detracted most from absolute performance, with consumer discretionary and basic materials weighing on Fund returns to a lesser extent. Fear of contagion hurt U.S. regional bank Keycorp during March. Though we do not believe that KeyCorp has a similar profile to those regional banks which failed, we trimmed the position and reallocated the proceeds to Comerica to diversify the Fund’s risk. Fellow regional bank Fifth Third Bancorp declined given March’s banking turmoil. Consumer products company Newell Brands’ shares were weak as destocking at retailers continued to weigh on its top line and margins. The company also reduced its dividend in the second quarter, which should improve its leverage. We believe Newell and its brands are well-positioned to recover as channel inventories normalize.

Technology, health care and industrials contributed most to the Fund’s performance during the period. Top contributor Fresenius Medical Care, a dialysis service provider and machine manufacturer, posted strong Q1 earnings driven by a moderation in labor costs (mostly nursing) and branch consolidation. Also, the rate of decline in treatments, which is how Fresenius measures same-store sales, has slowed from the previous quarter, signaling progress toward a positive inflection in patient volumes – a major overhang on the stock. IT service provider Cognizant Technology Solutions reported an earnings beat for 2Q 2023. Revenue was flat for the quarter and the gap between Cognizant and its peers looked to be narrowing after many quarters of lagging behind competitors. Bookings continued to grow for the second consecutive quarter, which is a function of booking larger deals, part of the CEO’s new strategy. Semiconductor distributor Avnet posted revenue and margins above consensus expectations for the last two quarters. Though the cycle has turned negative, Avnet has offset weakness with share gains. Additionally, AI enthusiasm boosted shares.

We initiated a position in Acuity Brands, a leading supplier of lighting fixtures in North America. The stock has underperformed, as lighting shipments have been challenged due to chip shortages, while management’s outlook dimmed on weak nonresidential construction spending data. We believe the company is well-positioned for the easing of supply tightness and the recovery of demand.

Pzena Mid Cap Value Fund
Commentary (Continued)
August 2023

We also added Advance Auto Parts, the third largest auto parts retailer in the U.S. Shares have been weak in recent years due to poor M&A integration and activist investor involvement. Looking forward, we believe that a new management team and self-help initiatives make the company an attractive opportunity.

Among the positions exited during the period were aerial work platform company Terex and building products company Fortune Brands, both on recent strength.

The portfolio remains positioned toward more economically sensitive and cyclical names, as we believe valuations remain quite attractive.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and higher forecasted growth rates. An index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
August 2023

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2023.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	10.08%	12.18%	17.95%	13.26%	5.50%	3.83%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	10.12%	12.32%	18.29%	13.63%	5.85%	4.14%
MSCI Emerging Markets Index	3.47%	3.62%	1.25%	-1.39%	0.98%	2.34%
MSCI Emerging Markets Value Index	4.31%	5.29%	5.22%	3.94%	0.90%	1.42%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVEX Expense Ratio – Gross: 1.51%
PZVEX Expense Ratio – Net: 1.44%*
PZVEX Expense Ratio – Net (ex-AFFE): 1.43%*

PZIEX Expense Ratio – Gross: 1.16%
PZIEX Expense Ratio – Net: 1.09%*
PZIEX Expense Ratio – Net (ex-AFFE): 1.08%*

Expense ratios as presented in prospectus dated June 28, 2023.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2024.

Emerging markets began the period unscathed by the banking turmoil which reverberated through equity markets in the U.S. and Europe in March. After a hot start to the calendar year following the Chinese Communist Party’s abandonment of zero-COVID, Chinese equities subsequently declined due to a tepid post-lockdown rebound in consumer spending, soft exports and manufacturing data – partially stemming from weakness in Europe – as well as the nation’s well-documented property malaise. While concerns over the Chinese economy are certainly at the forefront of investors’ minds, most other emerging markets, across Asia, Latin America and Eastern Europe, posted strong returns. In this environment, value stocks managed to outperform their growth peers, albeit only slightly.

The MSCI Emerging Markets Index rose 3.6% during the period. The index’s energy, information technology and financials constituents were particularly strong in the past six months. Meanwhile, the real estate sector was particularly weak, and the health care and communication services sectors also declined.

Amid this backdrop, the Pzena Emerging Markets Value Fund rose and outperformed the MSCI Emerging Markets Index significantly. Information technology and financials drove the Fund’s performance. Industrials and real estate were sources of slight weakness during the period.

The top individual contributor, Taiwanese electronics manufacturer Lite-On, benefitted from AI excitement. Elite Material, Taiwanese producer of copper clad laminate (CCL) which is used in the manufacture of circuit boards, reported a strong earnings beat driven mainly by AI server CCLs. These CCLs generate a much higher gross margin than traditional server CCLs. Shares of Korean metals company POSCO were strong on improving steel demand from China’s reopening and increased optimism around the company’s lithium assets in Argentina.

Shares of China Overseas Land & Investment (COLI), the large partially state-owned property developer, fell as Chinese property sales have remained tepid. COLI has been using soft land prices to build up land inventory. Hong Kong-based dry bulk shipper Pacific Basin Shipping Limited fell on a weak earnings report. Additionally, general economic uncertainty and concerns over demand in the near-term have weighed on shipping rates. Retail bank China Merchants Bank declined after reporting in-line 2Q23 results. Net interest margin has come under pressure due to lower asset yields driven by falling interest rates, as well as clients’ preference for more expensive time deposits. Furthermore, new loan growth in China declined precipitously in July. On the other hand, the quarter provided some positive developments. CMB’s retail franchise continues to have good momentum with AUMs and clients growing at a

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 2023

healthy pace. In particular, Private Banking grew AUM and clients at 10%, while the affluent segment also posted strong growth. Additionally, nonperforming loans (excluding property developers) were broadly stable.

During the period, we increased exposure to the consumer staples sector by initiating positions in Vietnam Dairy and Natura & Co. Vietnam Dairy, also known as Vinamilk, is Vietnam’s leading producer of dairy products. The stock has underperformed owing to weaker revenue growth as COVID-19 impacted consumer spending, and narrower margins due to the increase in oil price in 2022. This created an attractive entry point for the stock, and we believe the near-term earnings pain will be temporary. Brazil-based Natura & Co sells cosmetics, fragrances and personal care products; the company is currently working through the integration of its acquisition of Avon while concurrently de-levering its balance sheet.

In China, geopolitical concerns, lockdowns, and macroeconomic weakness provided the backdrop for some compelling new investment opportunities where we see room for company-specific improvements. Some of the new names added to the portfolio were:

Haier Smart Home, Chinese consumer appliance maker. We exited our position in fellow appliance maker Midea to make this addition.

China Merchants Bank (CMB), a leading retail bank in China, shares underperformed as the former president was arrested on corruption charges which sparked fears for CMB’s wealth management and private banking business. Additionally, the bank is exposed to China’s retail market via credit cards, wealth management and mortgages which have been weak given the recent macro weakness. We exited China Construction Bank in order to build the position in CMB.

Zhejiang Longsheng, a Chinese producer of textile dyes. The stock has underperformed owing to 1) earnings pain in the core dye business from elevated raw material costs and weak end-market demand, 2) negative sentiment on the company’s real estate exposure, and 3) negative markdowns in the investment portfolio.

In terms of disposals, we exited the positions in recent top performers Lite-On, Elite Material and POSCO on strength.

Recessionary fears, concerns over interest rates and inflation, and dispersion among countries and sectors all continue to create attractive investment opportunities for the portfolio. We are finding cheap company valuations when assessed against fundamentals and are excited by the opportunity set in emerging markets.

Our largest sector exposures are in information technology and financials. The bulk of our portfolio is comprised of Asian companies, with the largest weights in China (a relative underweight) and Taiwan. We have a relative overweight in Brazil and a relative underweight in India.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in Emerging Markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. Investments in REITs are subject to the risks associated with the direct ownership of real estate. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

An index cannot be invested in directly.

Pzena Small Cap Value Fund
Commentary
August 2023

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2023.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	16.92%	1.24%	17.87%	20.96%	5.78%	8.03%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	17.08%	1.46%	18.15%	21.29%	6.07%	8.34%
Russell 2000® Value Index	10.50%	-1.94%	2.17%	13.54%	3.18%	7.76%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVSX Expense Ratio – Gross: 1.53%
PZVSX Expense Ratio – Net: 1.35%*

PZISX Expense Ratio – Gross: 1.18%
PZISX Expense Ratio – Net: 1.00%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2024.

Domestic small caps were weak in March, driven initially by regional bank liquidity concerns, then expanding to broader economic growth fears stemming from a slowdown in lending. Later in the period, small caps regained most of their losses as resilient consumer spending, a hot job market, and signs of cooling inflation bolstered hopes of a soft landing for the economy.

Amid this backdrop, small cap stocks underperformed large cap. Our portfolio rose slightly and outperformed the Russell 2000 Value Index which fell during the period. The top contributing sectors were technology and industrials, while financials was the most impactful detracting sector.

Individually, the Fund’s largest contributors were Celestica, American Woodmark, and American Equity Investment Life. Outsourced electronics manufacturer Celestica reported strong earnings during the period. Additionally, the company provided further disclosure which sheds light on the size of its AI driven business. American Woodmark, cabinetry manufacturer and distributor, reported strong earnings and guidance which was better than expected as the company manages through de-stocking by retailers. Indexed annuity underwriter American Equity Investment Life surged after Brookfield submitted an offer to take over the business at a substantial premium to its prior price.

The largest detractors from Fund performance were Univest Financial, Associated Banc-Corp, and Hope Bancorp. All three regional banks were weak in concert with the rest of the industry as the market continued to digest the fallout from Silicon Valley Bank’s failure and uncertainty weighed on shares. We ultimately exited Hope Bancorp and used the proceeds to continue building the position in fellow regional bank Synovus.

Among the names we initiated a position in during the period was Interface, a leading commercial carpet tile manufacturer that has expanded into luxury vinyl tile (LVT) and rubber flooring. Demand from office buildings (50% of sales) has been weak, and raw material costs have weighed on gross margins. We believe that over time, the company can offset margin headwinds with pricing, and office demand will ultimately recover.

We also added Newell Brands, a consumer goods company whose portfolio of brands includes Rubbermaid, Sharpie, Coleman, Graco, Yankee Candle, Paper Mate, and Elmer’s. Newell levered its balance sheet to buy Jarden in 2015, but the acquisition suffered from cultural clashes and elevated leverage ratios that have since led to years of write-offs and divestitures as management sought to simplify the portfolio with stronger brand positions. The company is now integrating supply chains

Pzena Small Cap Value Fund
Commentary (Continued)
August 2023

and ERP systems, while rationalizing 70% of SKUs to become a more focused organization. Despite tangible improvements, destocking at retailers has caused sales and earnings to slump. We believe the company and its brands are positioned to recover as channel inventory normalizes.

To fund these purchases, we exited our positions in Moog Inc. and Enerpac Tool Group on valuation. We exited Argo Group in advance of it being bought out by Brookfield Reinsurance.

The portfolio remains positioned toward more economically sensitive and cyclical names, as valuations remain quite attractive.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in Emerging Markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
August 2023

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2023.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(7/2/2018)
Pzena International Small Cap Value Fund –
Investor Class (PZVIX)	6.73%	3.01%	28.84%	17.64%	3.77%	3.85%
Pzena International Small Cap Value Fund –
Institutional Class (PZIIX)	6.91%	3.20%	29.29%	17.99%	4.04%	4.13%
MSCI World ex-USA Small Cap Index	4.07%	1.48%	8.77%	3.00%	2.06%	2.28%
MSCI World ex-USA Small Cap Value Index	5.70%	1.73%	11.50%	7.17%	2.35%	2.52%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVIX Expense Ratio – Gross: 2.87%
PZVIX Expense Ratio – Net: 1.53%*
PZVIX Expense Ratio – Net (ex-AFFE): 1.52%*

PZIIX Expense Ratio – Gross: 2.52%
PZIIX Expense Ratio – Net: 1.18%*
PZIIX Expense Ratio – Net (ex-AFFE): 1.17%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2024.

Equity markets outside the U.S. were up, as Europe continued its recovery from 2022’s extreme recession scenario that did not materialize, but small caps underperformed their large cap peers. The Pzena International Small Cap Value Fund rose this quarter, modestly outperforming the MSCI World ex USA Small Cap Index, with information technology and financials being the main contributors.

UK specialty auto insurer Sabre Insurance Group led the gains as the turnaround in the UK motor market continues apace, with further evidence of policy pricing catching up to historic claims inflation. Elite Material, Taiwanese producer of copper clad laminate (CCL) which is used in the manufacture of circuit boards, reported a strong earnings beat driven mainly by AI server CCLs. These CCLs generate a much higher gross margin than traditional server CCLs. Ituran, Israeli provider of Stolen Vehicle Recovery aftermarket and fleet management services, reported a string of earnings reports ahead of consensus expectations and benefitted from sell-side upgrades.

Industrials and consumer staples were the largest detractors from Fund performance at the sector level. Irish agriculture services business Origin Enterprises, the top individual detractor, was negatively impacted by unfavorable weather in the UK and Ireland. Duerr, industrial equipment and engineering & construction company primarily serving Auto OEMs with painting, assembly, and inspection systems, and wood product fabricators, declined as margins within the auto segment declined during Q1. One-time employee inflation payments impacted margins, as did startup costs for new projects. Hong Kong-based dry bulk shipper Pacific Basin Shipping Limited fell on a weak earnings report. Additionally, general economic uncertainty and concerns over demand in the near-term have weighed on shipping rates.

We initiated a position in Signify, the global leader in lighting solutions, on weakness stemming from a slowdown in construction activity as well as Ushio, a leading Japanese supplier of light sources, which offers long-term earnings growth potential via its technology advantages. We also added UK brick manufacturer Ibstock whose shares have fallen amid weaker residential demand given softness in the UK housing market.

Disposals during the period included outsourced electronics manufacturer Celestica, copper clad laminate producer Elite Material and UK oil servicer John Wood Group, all on strength.

We believe it is an especially attractive time for cheap international small cap stocks, as valuation spreads are particularly wide. This has historically proven to be a very good entry point for value portfolios, with the long-term performance of small caps improving markedly as valuations become more attractive.

Pzena International Small Cap Value Fund
Commentary (Continued)
August 2023

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in Emerging Markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. The index cannot be invested in directly.

Pzena International Value Fund
Commentary
August 2023

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2023.

				Since
	Three	Six	One	Inception
	Months(1)	Months(1)	Year(1)	(6/28/2021)
Pzena International Value Fund – Investor Class (PZVNX)	9.16%	5.59%	27.71%	1.05%
Pzena International Value Fund – Institutional Class (PZINX)	9.26%	5.80%	28.06%	1.31%
MSCI EAFE Index	3.80%	4.75%	17.92%	-1.88%
MSCI EAFE Value Index	7.15%	4.38%	20.74%	1.63%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVNX Expense Ratio – Gross: 1.84%
PZVNX Expense Ratio – Net: 1.10%*
PZVNX Expense Ratio – Net (ex-AFFE): 1.09%*

PZINX Expense Ratio – Gross: 1.49%
PZINX Expense Ratio – Net: 0.75%*
PZINX Expense Ratio – Net (ex-AFFE): 0.74%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2024.

Equity markets outside the U.S. rose during the period, as Europe continued its recovery from 2022’s extreme recession scenario that didn’t materialize. Financials, which experienced turbulence in March following the U.S. regional banking crisis and Credit Suisse’s forced merger with UBS, recovered much of the ground lost over the six months.

The Fund rose during the period, outperforming both the MSCI EAFE Value Index and MSCI EAFE Index. Holdings in health care and consumer discretionary stocks contributed most to the Fund’s performance, while communication services and information technology names detracted slightly.

The top contributor was German chemical company Covestro which was strong on news of a potential acquisition. Dutch healthcare equipment company Koninklijke Philips rose as increased clarity surrounding the company’s CPAP machines emerged. Additionally, the company reported a strong earnings report during the period which highlighted how the progress of restructuring actions and supply chain improvements have allowed Philips to convert some of its backlog. Italian utility Enel announced the sale of its Peruvian assets, part of its wider deleveraging efforts. Though the exact financial terms were not announced, estimated figures were better than the company had previously guided to.

Steelmaker ArcelorMittal declined amid weak macroeconomic sentiment. Additionally, heightened Chinese steel output, combined with the uncertainty of Chinese demand, weighed on shares. Finnish telecom equipment manufacturer Nokia declined as a result of continued litigation surrounding patent licensing fees and a slowdown in North American telecom operator spending. UK builder merchant Travis Perkins issued a profit warning for 2023 which sent shares lower. Rising rates and sticky inflation are weighing on demand, resulting in lower volumes for the year than had been previously anticipated.

Additions to the portfolio included China Overseas Land & Investment (COLI) and Haier Smart Home.

COLI is a large, partially state-owned homebuilder, which boasts a large landbank in Chinese tier 1 and 2 cities. Tepid Chinese real estate sales and deterioration in China’s re-opening weighed on shares, providing an attractive entry point.

Haier Smart Home, one of the big 3 home appliance manufacturers in China with leading positions in air conditioners, washing machines and refrigerators. While there are concerns around the property market in China, demand for Haier is primarily driven by appliance replacement and should therefore be more stable; the company is also set-up well to take share in North America after acquiring and turning around the GE brand.

Disposals included online travel agency Trip.com and UK oil servicer John Wood Group, both on recent strength.

Pzena International Value Fund
Commentary (Continued)
August 2023

Our portfolio is still exposed to businesses in recovery mode, albeit now less tilted toward energy. We remain overweight in financials and consumer discretionary, overweight in Europe and the UK, and underweight in Japan and Australia.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in Emerging Markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index targets 50% coverage of the free float-adjusted market capitalization of the MSCI EAFE Index. The index cannot be invested in directly.

Pzena Mid Cap Value Fund
Portfolio Allocation
August 31, 2023 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
August 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS – 97.50%
Basic Materials – 6.91%
Dow, Inc.	99,810	$5,445,633
Olin Corp.	65,091	3,776,580
		9,222,213

Consumer Discretionary – 21.41%
Advance Auto Parts, Inc.	47,816	3,290,697
Gap, Inc.	328,986	3,809,658
Gildan Activewear, Inc. (b)	132,579	3,953,506
Lear Corp.	38,836	5,595,879
Magna International, Inc. (b)	70,178	4,127,870
Newell Brands, Inc.	266,306	2,817,517
PVH Corp.	31,602	2,641,927
Skechers U.S.A., Inc. – Class A (a)	46,618	2,345,352
		28,582,406

Consumer Staples – 0.25%
Tyson Foods, Inc. – Class A	6,295	335,335

Energy – 2.50%
NOV, Inc.	157,957	3,337,631

Financials – 26.64%
American International Group, Inc.	22,676	1,326,999
Axis Capital Holdings, Ltd. (b)	44,448	2,438,417
CNO Financial Group, Inc.	167,112	3,910,421
Comerica, Inc.	27,060	1,301,857
Equitable Holdings, Inc.	151,107	4,351,882
Fidelity National Financial, Inc.	64,017	2,650,304
Fifth Third Bancorp	114,459	3,038,886
Globe Life, Inc.	29,239	3,262,195
Invesco, Ltd.	128,586	2,047,089
KeyCorp	114,579	1,298,180
MetLife, Inc.	31,649	2,004,648
Reinsurance Group of America, Inc.	27,368	3,793,752
Voya Financial, Inc.	59,534	4,148,329
		35,572,959

Health Care – 6.63%
Cardinal Health, Inc.	24,196	2,113,037
Fresenius Medical Care
AG & Co. KGaA – ADR	178,797	4,283,976
Henry Schein, Inc. (a)	32,143	2,460,225
		8,857,238

Industrials – 17.13%
Acuity Brands, Inc.	23,690	3,820,723
Axalta Coating Systems, Ltd. (a)	143,510	4,061,333
Capital One Financial Corp.	23,709	2,427,564
Global Payments, Inc.	25,146	3,185,747
JELD-WEN Holding, Inc. (a)	219,746	3,313,770
MasterBrand, Inc. (a)	39,598	507,250
Mohawk Industries, Inc. (a)	24,134	2,446,946
Wabtec Corp.	27,678	3,114,329
		22,877,662

Technology – 13.39%
Avnet, Inc.	78,704	3,994,228
Cognizant Technology
Solutions Corp. – Class A	62,496	4,475,339
Leidos Holdings, Inc.	29,408	2,867,574
SS&C Technologies Holdings, Inc.	68,168	3,914,207
TE Connectivity, Ltd. (c)	19,843	2,627,015
		17,878,363

Utilities – 2.64%
Edison International	51,193	3,524,638
Total Common Stocks
(Cost $112,261,421)		130,188,445

SHORT-TERM INVESTMENT – 2.48%
Money Market Fund – 2.48%
Fidelity Institutional
Government Portfolio,
Institutional Class, 5.21% (d)	3,316,496	3,316,496
Total Short-Term Investment
(Cost $3,316,496)		3,316,496
Total Investments
(Cost $115,577,917) – 99.98%		133,504,941
Other Assets in
Excess of Liabilities – 0.02%		25,024
Total Net Assets – 100.00%		$133,529,965

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
AG	Aktiengesellschaft
KGaA	Kommanditgesellschaft Auf Aktien
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	U.S. traded security of a foreign issuer.
(d)	Rate shown represents the 7-day annualized yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
August 31, 2023 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Emerging Markets Value Fund
Schedule of Investments
August 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 90.71%
Brazil – 6.19%
Ambev S.A.	14,869,000	$41,495,861
Banco do Brasil S.A.	1,437,600	13,763,314
Natura & Co. Holding S.A. (a)	4,210,500	12,957,870
Neoenergia S.A.	4,102,350	15,201,406
		83,418,451

China – 24.56%
Alibaba Group Holding, Ltd. (a)	3,537,600	40,688,253
Baidu, Inc. – Class A (a)	818,650	14,551,736
Baidu, Inc. – Class A, ADR (a)	90,638	12,945,825
Brilliance China
Automotive Holdings, Ltd.	12,636,000	5,139,893
China Merchants Bank
Co., Ltd. – H Shares	5,787,000	22,875,414
China Overseas Land
& Investment, Ltd.	17,804,618	37,551,038
CIMC Enric Holdings, Ltd.	11,460,000	10,901,273
GF Securities Co., Ltd. – H Shares	13,315,600	19,016,586
Grand Baoxin Auto Group, Ltd. (a)	7,088,000	211,492
Haier Smart Home Co.,
Ltd. – H Shares	11,036,600	34,127,213
Lenovo Group, Ltd.	19,626,000	22,197,762
Ping An Insurance Group
Co. of China, Ltd. – A Shares	625,800	4,188,195
Ping An Insurance Group
Co. of China, Ltd. – H Shares	2,150,500	12,874,454
Tencent Holdings, Ltd.	478,300	19,821,546
Trip.com Group, Ltd. – ADR (a)	770,167	30,275,265
Weichai Power
Co. Ltd. – H Shares (a)	18,861,000	24,483,092
Zhejiang Longsheng Group Co., Ltd.	15,241,205	19,275,728
		331,124,765

Hong Kong – 5.09%
Galaxy Entertainment Group, Ltd.	4,189,000	27,722,443
Pacific Basin Shipping, Ltd.	114,955,000	31,222,038
Yue Yuen Industrial (Holdings), Ltd.	7,769,500	9,748,593
		68,693,074

Hungary – 2.29%
OTP Bank Nyrt. PLC	754,255	30,812,463

India – 6.46%
Aurobindo Pharma, Ltd.	2,678,546	26,854,619
Glenmark Pharmaceuticals, Ltd.	1,267,229	11,738,357
ICICI Bank, Ltd.	270,321	3,130,595
Shriram Transport Finance Co., Ltd.	1,510,815	35,190,682
State Bank of India	1,102,858	7,478,166
State Bank of India – GDR	40,600	2,744,560
		87,136,979

Indonesia – 1.95%
PT Bank Rakyat Indonesia
Persero Tbk	72,175,500	26,301,643

Peru – 1.95%
Credicorp, Ltd.	185,877	26,288,584

Republic of Korea – 12.78%
DB Insurance Co., Ltd.	573,674	35,459,933
Hankook Tire & Technology Co., Ltd.	1,375,035	40,312,167
KB Financial Group, Inc.	345,550	14,143,563
Samsung Electronics Co., Ltd.	994,374	50,329,957
Shinhan Financial Group Co., Ltd.	746,500	20,077,984
Wonik IPS Co., Ltd.	512,073	11,951,921
		172,275,525

Romania – 0.49%
Banca Transilvania S.A. (a)	1,422,694	6,556,697

Russian Federation – 0.00%
Sberbank of Russia
PJSC – ADR (a)(b)	408,511	4,085

Singapore – 2.20%
Wilmar International, Ltd.	10,617,800	29,697,942

South Africa – 1.96%
Sasol	2,044,971	26,449,808

Taiwan – 9.86%
Compal Electronics, Inc.	17,875,000	17,905,029
Hon Hai Precision Industry Co., Ltd.	13,582,132	45,420,911
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,185,000	37,667,091
Taiwan Semiconductor
Manufacturing Co., Ltd. – ADR	142,670	13,349,632
United Integrated Services Co., Ltd.	2,717,000	18,556,121
		132,898,784

Thailand – 4.17%
Bangkok Bank Public
Co., Ltd. – NVDR	3,977,000	19,271,294
Indorama Ventures PCL – NVDR	14,085,100	11,664,679
SCB X PCL – NVDR	7,541,000	25,303,562
		56,239,535

Turkey – 1.04%
Akbank T.A.S.	13,073,172	14,080,927

United Arab Emirates – 2.02%
Abu Dhabi Commercial Bank PJSC	11,611,230	27,281,491

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
August 31, 2023 (Unaudited)

COMMON STOCKS – 90.71% (Continued)	Shares	Fair Value

United Kingdom – 1.91%
Standard Chartered PLC	2,858,283	$25,766,151

United States – 3.73%
Cognizant Technology
Solutions Corp. – Class A	521,435	37,339,961
Flex, Ltd. (a)	468,929	12,937,751
		50,277,712

Vietnam – 2.06%
Vietnam Dairy Products JSC	8,583,500	27,726,647

Total Common Stocks
(Cost $1,165,498,009)		1,223,031,263

PREFERRED STOCKS – 4.49%

Brazil – 4.49%
Cia Energetica de
Minas Gerais, 8.96%	12,575,210	31,310,738
Itau Unibanco Holding S.A., 4.43%	2,405,143	13,375,801
Petroleo Brasileiro S.A., 11.15%	2,444,600	15,801,869
		60,488,408
Total Preferred Stocks
(Cost $48,062,474)		60,488,408

SHORT-TERM INVESTMENT – 4.47%

Money Market Fund – 4.47%
Fidelity Institutional
Government Portfolio,
Institutional Class, 5.21% (c)	60,334,129	$60,334,129
Total Short-Term Investment
(Cost $60,334,129)		60,334,129
Total Investments
(Cost $1,273,894,612) – 99.67%		1,343,853,800
Other Assets in
Excess of Liabilities – 0.33%		4,486,448
Total Net Assets – 100.00%		$1,348,340,248

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-voting Depositary Receipt
PLC	Public Limited Company
PJSC	Private Joint Stock Company
S.A.	Société Anonyme
T.A.S.	Turk Anonim Şirketi
(a)	Non-income producing security.
(b)
Security valued at fair value using methods determined in good faith by or at the direction of Fund’s valuation designee. Value determined using significant unobservable inputs. As of August 31, 2023, the total value of fair valued securities was $4,085 or 0.000% of total net assets.

(c)	Rate shown represents the 7-day annualized yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
August 31, 2023 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$47,319,107	3.51%
Consumer Discretionary	188,225,319	13.96%
Consumer Staples	111,878,320	8.30%
Financials	392,610,343	29.12%
Health Care	38,592,976	2.86%
Industrials	85,162,524	6.32%
Information Technology	249,100,015	18.47%
Materials	57,390,215	4.26%
Real Estate	37,551,038	2.78%
Utilities	15,201,406	1.13%
Total Common Stocks	1,223,031,263	90.71%
PREFERRED STOCKS
Energy	15,801,869	1.17%
Financials	13,375,801	0.99%
Utilities	31,310,738	2.33%
Total Preferred Stocks	60,488,408	4.49%
Short-Term Investment	60,334,129	4.47%
Total Investments	1,343,853,800	99.67%
Other Assets in
Excess of Liabilities	4,486,448	0.33%
Total Net Assets	$1,348,340,248	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
August 31, 2023 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
August 31, 2023 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 97.21%
Basic Materials – 7.20%
Koppers Holdings, Inc.	13,714	$525,109
Olin Corp.	24,476	1,420,098
Orion S.A.	52,268	1,182,302
		3,127,509

Consumer Discretionary – 18.03%
Adient PLC (a)	23,393	916,304
Advance Auto Parts, Inc.	10,117	696,252
Dana, Inc.	65,303	1,052,031
Gap, Inc.	92,337	1,069,262
Genesco, Inc. (a)	3,413	116,998
Hooker Furnishings Corp.	25,790	555,259
Interface, Inc.	37,843	390,918
Newell Brands, Inc.	71,881	760,501
PVH Corp.	10,346	864,926
Steelcase, Inc. – Class A	156,143	1,416,217
		7,838,668

Consumer Staples – 7.27%
Spectrum Brands Holdings, Inc.	13,836	1,150,740
Universal Corp.	22,739	1,082,831
USANA Health Sciences, Inc. (a)	14,418	926,933
		3,160,504

Energy – 6.02%
MRC Global, Inc. (a)	133,028	1,239,821
NOV, Inc.	65,171	1,377,063
		2,616,884

Financials – 23.38%
American Equity
Investment Life Holding Co. (a)	12,468	669,282
Associated Banc-Corp.	64,677	1,120,853
Axis Capital Holdings, Ltd. (b)	23,277	1,276,976
CNO Financial Group, Inc.	72,324	1,692,382
Columbia Banking System, Inc.	48,113	985,354
Old National Bancorp of Indiana	73,089	1,115,338
Synovus Financial Corp.	14,893	461,087
Univest Financial Corp.	44,301	796,975
Webster Financial Corp.	26,953	1,143,077
WSFS Financial Corp.	22,947	901,817
		10,163,141

Health Care – 2.02%
Phibro Animal Health Corp. – Class A	34,533	481,736
Varex Imaging Corp. (a)	20,181	396,960
		878,696

Industrials – 26.84%
American Woodmark Corp. (a)	11,208	870,525
Axalta Coating Systems, Ltd. (a)	26,467	749,016
Belden, Inc.	11,186	1,050,366
Bread Financial Holdings, Inc.	10,112	380,009
GMS, Inc. (a)	12,372	857,875
JELD-WEN Holding, Inc. (a)	73,597	1,109,843
Masonite International Corp. (a)	13,689	1,405,997
Masterbrand, Inc. (a)	49,472	633,736
Resideo Technologies, Inc. (a)	74,653	1,258,650
REV Group, Inc.	66,131	898,059
Terex Corp.	7,318	443,544
TriMas Corp.	48,137	1,261,189
TrueBlue, Inc. (a)	49,303	745,954
		11,664,763

Technology – 6.45%
Avnet, Inc.	23,376	1,186,332
Celestica, Inc. (a)(b)	19,279	449,393
ScanSource, Inc. (a)	35,627	1,167,853
		2,803,578

Total Common Stocks
(Cost $41,313,798)		42,253,743

REITs – 1.43%
Real Estate – 1.43%
DiamondRock Hospitality Co.	77,338	623,344

Total REITs
(Cost $699,905)		623,344

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2023 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENT – 1.22%
Money Market Fund – 1.22%
Fidelity Institutional
Government Portfolio,
Institutional Class, 5.21% (c)	528,532	$528,532
Total Short-Term Investment
(Cost $528,532)		528,532
Total Investments
(Cost $42,542,235) – 99.86%		43,405,619
Other Assets in
Excess of Liabilities – 0.14%		60,212
Total Net Assets – 100.00%		$43,465,831

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Rate shown represents the 7-day annualized yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
August 31, 2023 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
August 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS – 95.31%
Austria – 1.48%
ANDRITZ AG	6,715	$357,372

Canada – 4.59%
Linamar Corp.	11,614	609,494
Transcontinental, Inc. – Class A	51,012	499,474
		1,108,968

France – 5.92%
Rexel S.A.	40,904	962,489
Societe BIC S.A.	7,340	469,589
		1,432,078

Germany – 3.65%
Deutz AG	37,621	176,722
Duerr AG	7,192	214,775
SAF-Holland S.A.	39,433	491,731
		883,228

Hong Kong – 5.24%
Pacific Basin Shipping, Ltd.	1,716,000	466,069
VTech Holdings, Ltd.	98,300	600,403
Yue Yuen Industrial (Holdings), Ltd.	161,000	202,011
		1,268,483

Ireland – 8.01%
Bank of Ireland Group PLC	50,572	504,398
C&C Group PLC	405,174	701,133
Origin Enterprises PLC	205,745	731,768
		1,937,299

Israel – 2.14%
Ituran Location and Control, Ltd.	17,093	517,576

Italy – 8.53%
Anima Holding S.p.A	177,882	732,969
BPER Banca	198,755	600,871
Danieli & C Officine Meccaniche S.p.A	38,545	728,928
		2,062,768

Japan – 23.47%
DIC Corp.	26,400	455,710
Foster Electric Co., Ltd.	90,534	560,646
Fukuoka Financial Group, Inc.	25,600	606,503
Hokkoku Financial Holdings, Inc.	6,900	233,328
Open House Group Co., Ltd.	7,200	243,769
Sankyu, Inc.	13,700	478,716
Teijin, Ltd.	46,400	471,989
Toho Holdings Co., Ltd.	24,000	481,666
TS Tech Co., Ltd.	37,900	449,085
Tsubakimoto Chain Co.	18,400	486,890
Ube Industries, Ltd.	14,000	236,469
Ushio, Inc.	38,100	481,045
Zeon Corp.	44,400	489,942
		5,675,758

Netherlands – 5.39%
Flow Traders, Ltd.	11,063	224,089
Koninklijke BAM Groep N.V.	170,167	363,137
Signify N.V.	21,363	605,533
Technip Energies N.V.	4,810	111,460
		1,304,219

Norway – 1.91%
Subsea 7 S.A.	35,404	461,211

Republic of Korea – 7.38%
DB Insurance Co., Ltd.	9,743	602,234
Hankook Tire & Technology Co., Ltd.	24,327	713,200
Wonik IPS Co., Ltd.	20,096	469,046
		1,784,480

Spain – 3.86%
Cia de Distribucion Integral
Logista Holdings S.A.	17,214	466,651
Unicaja Banco S.A.	422,976	467,828
		934,479

United Kingdom – 13.74%
Balfour Beatty PLC	109,764	454,969
Direct Line Insurance Group PLC (a)	181,831	373,502
Ibstock PLC	382,704	721,882
Sabre Insurance Group PLC	377,765	734,100
Senior PLC	270,333	617,110
Travis Perkins PLC	19,470	212,510
Wizz Air Holdings PLC (a)	7,352	209,834
		3,323,907
Total Common Stocks
(Cost $22,871,023)		23,051,826

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2023 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENT – 5.20%
Money Market Fund – 5.20%
Fidelity Institutional
Government Portfolio,
Institutional Class, 5.21% (b)	1,257,512	$1,257,512
Total Short-Term Investment
(Cost $1,257,512)		1,257,512
Total Investments
(Cost $24,128,535) – 100.51%		24,309,338
Liabilities in Excess
of Other Assets – (0.51)%		(124,061)
Total Net Assets – 100.00%		$24,185,277

Percentages are stated as a percent of net assets.

AG	Aktiengesellschaft
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per Azioni
(a)	Non-income producing security.
(b)	Rate shown represents the 7-day annualized yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
August 31, 2023 (Unaudited)

	Fair	% of
	Value	Net Assets

COMMON STOCKS
Consumer Discretionary	$3,269,936	13.52%
Consumer Staples	1,432,901	5.93%
Energy	572,671	2.37%
Financials	5,079,822	21.00%
Health Care	481,666	1.99%
Industrials	7,752,339	32.05%
Information Technology	1,587,025	6.56%
Materials	2,875,466	11.89%
Total Common Stocks	23,051,826	95.31%
Short-Term Investment	1,257,512	5.20%
Total Investments	24,309,338	100.51%
Liabilities in Excess
of Other Assets	(124,061)	(0.51)%
Total Net Assets	$24,185,277	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Allocation
August 31, 2023 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2023.

Pzena International Value Fund
Schedule of Investments
August 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS – 93.07%
Brazil – 1.87%
Ambev S.A.	279,800	$780,856
Ambev S.A. – ADR	13,543	37,514
Banco do Brasil S.A.	29,300	280,513
		1,098,883

Canada – 2.04%
Magna International, Inc.	17,205	1,012,029
Magna International, Inc. (b)	3,230	189,989
		1,202,018

China – 3.02%
Alibaba Group Holding, Ltd. (a)	99,200	1,140,964
Alibaba Group Holding, Ltd. – ADR (a)	563	52,303
China Overseas Land & Investment, Ltd.	149,000	314,250
Haier Smart Home Co., Ltd. – H Shares	88,000	272,112
		1,779,629

Denmark – 1.21%
Danske Bank A/S	31,650	712,149

Finland – 2.55%
Nokia Oyj	129,090	516,102
Nokia Oyj – ADR	247,627	988,032
		1,504,134

France – 14.73%
Accor S.A.	32,471	1,165,098
Amundi S.A.	25,221	1,505,531
Bouygues S.A.	17,018	588,667
Cie Generale des Etablissements
Michelin SCA	53,168	1,666,743
Publicis Groupe S.A.	6,244	487,896
Rexel S.A.	71,406	1,680,214
Sanofi	14,815	1,584,619
		8,678,768

Germany – 10.62%
BASF SE	33,385	1,693,849
Bayer AG	10,604	581,133
Covestro AG (a)	22,379	1,190,767
Daimler Truck Holding AG	45,337	1,597,249
Fresenius Medical Care AG & Co. KGaA	18,558	896,497
Siemens AG	1,946	293,057
		6,252,552

Hong Kong – 1.80%
Galaxy Entertainment Group, Ltd.	160,000	1,058,866

Hungary – 0.49%
OTP Bank Nyrt. PLC	7,087	289,515

Ireland – 1.24%
Bank of Ireland Group PLC	73,125	729,339

Italy – 2.01%
Enel S.p.A	175,876	1,184,318

Japan – 13.71%
Bridgestone Corp.	7,400	287,923
Fukuoka Financial Group, Inc.	18,600	440,663
Iida Group Holdings Co.. Ltd.	17,800	292,089
Isuzu Motors, Ltd.	23,300	299,467
Komatsu, Ltd.	45,100	1,286,402
Komatsu, Ltd. – ADR (a)	4,000	114,120
Minebea Mitsumi, Inc.	51,000	867,731
MS&AD Insurance Group Holdings, Inc.	8,100	291,721
Resona Holdings, Inc.	168,700	895,474
Subaru Corp.	51,200	988,669
Sumitomo Mitsui Financial Group, Inc.	6,300	289,290
T&D Holdings, Inc.	18,000	286,216
Takeda Pharmaceutical Co., Ltd.	28,200	873,746
Toray Industries, Inc.	159,600	862,309
		8,075,820

Luxembourg – 1.98%
ArcelorMittal S.A.	43,846	1,166,266

Netherlands – 6.74%
ING Groep N.V.	81,524	1,158,049
Koninklijke Philips N.V.	52,004	1,172,925
Randstad N.V.	27,912	1,639,835
		3,970,809

Republic of Korea – 2.24%
Samsung Electronics Co., Ltd.	17,320	876,647
Shinhan Financial Group Co., Ltd.	6,190	166,487
Shinhan Financial Group Co., Ltd. – ADR	10,210	274,649
		1,317,783

Spain – 1.95%
CaixaBank S.A.	283,449	1,147,676

Switzerland – 6.37%
Julius Baer Group, Ltd.	17,249	1,200,117
Roche Holding AG	4,358	1,284,188
UBS Group AG	47,702	1,269,029
		3,753,334

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Schedule of Investments (Continued)
August 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS – 93.07% (Continued)
Taiwan – 1.95%
Hon Hai Precision Industry
Co., Ltd. – GDR	174,500	$1,150,828

United Kingdom – 16.55%
Aviva PLC – B Shares (a)	119,802	569,423
Barclays PLC	318,768	595,063
HSBC Holdings PLC	155,939	1,151,877
J Sainsbury PLC	398,107	1,362,174
NatWest Group PLC	203,556	594,121
Reckitt Benckiser Group PLC	12,092	873,441
Shell PLC – Class A	54,337	1,682,473
Standard Chartered PLC	80,118	722,228
Tesco PLC	360,020	1,211,788
Travis Perkins PLC	63,234	690,184
Vodafone Group PLC	318,678	295,550
		9,748,322
Total Common Stocks
(Cost $50,677,842)		54,821,009

PREFERRED STOCK – 1.06%
Germany – 1.06%
Volkswagen AG, 24.42%	5,091	624,030
Total Preferred Stock
(Cost $912,354)		624,030

SHORT-TERM INVESTMENT – 5.57%
Money Market Fund – 5.57%
Fidelity Institutional
Government Portfolio,
Institutional Class, 5.21% (c)	3,279,888	$3,279,888
Total Short-Term Investment
(Cost $3,279,888)		3,279,888
Total Investments
(Cost $54,870,084) – 99.70%		58,724,927
Other Assets in
Excess of Liabilities – 0.30%		178,324
Total Net Assets – 100.00%		$58,903,251

Percentages are stated as a percent of net assets.

A/S	Aksjeselskap
ADR	American Depositary Receipt
AG	Aktiengesellschaft
GDR	Global Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
N.V.	Naamloze Vennootschap
Oyj	Julkinen osakeyhtiö
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per Azioni
SCA	Société en Commandite par Actions
SE	Societas Europea
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown represents the 7-day annualized yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Diversification
August 31, 2023 (Unaudited)

	Fair	% of
	Value	Net Assets

COMMON STOCKS
Communication Services	$783,446	1.33%
Consumer Discretionary	8,426,252	14.31%
Consumer Staples	4,265,773	7.24%
Energy	1,682,473	2.86%
Financials	14,569,130	24.73%
Health Care	6,393,108	10.85%
Industrials	8,757,459	14.87%
Information Technology	3,531,609	6.00%
Materials	4,913,191	8.34%
Real Estate	314,250	0.53%
Utilities	1,184,318	2.01%
Total Common Stocks	54,821,009	93.07%

PREFERRED STOCK
Consumer Discretionary	624,030	1.06%
Total Preferred Stock	624,030	1.06%
Short-Term Investment	3,279,888	5.57%
Total Investments	58,724,927	99.70%
Other Assets in
Excess of Liabilities	178,324	0.30%
Total Net Assets	$58,903,251	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Pzena Funds
Statements of Assets and Liabilities
August 31, 2023 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value
(cost $115,577,917, $1,273,894,612, and $42,542,235, respectively)	$133,504,941	$1,343,853,800	$43,405,619
Receivables:
Fund shares sold	123,246	2,480,707	23,342
Securities sold	—	1,217,748	—
Dividends and interest	302,658	5,061,740	69,735
Dividend tax reclaim	30,608	4,171	—
Prepaid expenses	26,123	122,911	31,204
Total assets	133,987,576	1,352,741,077	43,529,900

LIABILITIES:
Payables:
Securities purchased	335,590	353,579	21,497
Fund shares redeemed	271	2,712,603	1,014
Due to Adviser (Note 4)	81,275	1,072,271	14,364
Audit fees	11,342	11,342	11,342
Administration fees	9,022	76,324	5,269
12b-1 distribution fees – Investor Class	6,463	43,405	5,594
Transfer agent fees and expenses	5,486	10,861	1,757
Custody fees	1,642	113,611	—
Chief Compliance Officer fee	1,537	1,538	1,537
Legal fees	880	880	981
Shareholder servicing fees – Investor Class	531	3,751	251
Fund accounting fees	294	615	369
Trustee fees and expenses	49	49	49
Miscellaneous	3,229	—	45
Total liabilities	457,611	4,400,829	64,069
NET ASSETS	$133,529,965	$1,348,340,248	$43,465,831
NET ASSETS CONSIST OF:
Paid-in capital	$105,103,599	$1,204,786,377	$43,759,269
Total distributable earnings/(accumulated deficit)	28,426,366	143,553,871	(293,438)
Net assets	$133,529,965	$1,348,340,248	$43,465,831
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$6,277,635	$44,193,120	$4,222,307
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	441,956	3,581,933	323,258
Net asset value, offering and redemption price per share	$14.20	$12.34	$13.06
Institutional Class:
Net assets	$127,252,330	$1,304,147,128	$39,243,524
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	9,073,353	105,135,240	2,983,102
Net asset value, offering and redemption price per share	$14.02	$12.40	$13.16

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
August 31, 2023 (Unaudited)

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $24,128,535 and $54,870,084, respectively)	$24,309,338	$58,724,927
Foreign currency, at value (cost $216 and $0, respectively)	183	—
Receivables:
Fund shares sold	1,941	781
Dividends and interest	31,904	84,384
Dividend tax reclaim	23,041	126,941
Prepaid expenses	20,782	17,039
Total assets	24,387,189	58,954,072
LIABILITIES:
Payables:
Securities purchased	160,943	761
Due to Adviser (Note 4)	2,644	10,018
Audit fees	11,342	11,342
Administration fees	14,067	13,865
12b-1 distribution fees – Investor Class	1,476	689
Transfer agent fees and expenses	4,368	4,611
Custody fees	1,078	1,871
Chief Compliance Officer fee	1,537	1,537
Legal fees	880	880
Shareholder servicing fees – Investor Class	117	17
Fund accounting fees	1,853	721
Trustee fees and expenses	559	559
Miscellaneous	1,048	3,950
Total liabilities	201,912	50,821
NET ASSETS	$24,185,277	$58,903,251
NET ASSETS CONSIST OF:
Paid-in capital	$22,950,852	$54,464,812
Total distributable earnings	1,234,425	4,438,439
Net assets	$24,185,277	$58,903,251
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$3,483,328	$1,023,465
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	318,399	102,206
Net asset value, offering and redemption price per share	$10.94	$10.01
Institutional Class:
Net assets	$20,701,949	$57,879,786
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	1,886,189	5,769,377
Net asset value, offering and redemption price per share	$10.98	$10.03

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the Six Months Ended August 31, 2023 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and
issuance fees of $42,368, $2,905,404, and $696, respectively)	$1,488,711	$29,637,895	$561,624
Interest income	79,689	1,125,117	18,466
Total investment income	1,568,400	30,763,012	580,090
EXPENSES:
Investment advisory fees (Note 4)	512,618	5,887,274	290,365
Administration fees (Note 4)	42,894	221,305	37,051
Federal and state registration fees	17,047	57,325	18,959
Transfer agent fees and expenses (Note 4)	15,329	35,452	12,900
Audit fees	11,342	11,342	11,342
Trustee fees and expenses	9,865	9,865	9,866
12b-1 distribution fees – Investor Class (Note 5)	7,776	51,310	4,952
Custody fees (Note 4)	5,449	379,777	4,973
Chief Compliance Officer fees (Note 4)	4,537	4,537	4,538
Shareholder servicing fees – Investor Class (Note 6)	2,804	19,983	1,179
Legal fees	3,212	3,212	3,313
Interest expense (Note 9)	—	—	18,915
Reports to shareholders	2,610	6,881	3,420
Insurance expense	2,072	7,453	1,824
Fund accounting fees (Note 4)	635	1,439	756
Other expenses	3,669	22,764	383
Total expenses before advisory fee waiver	641,859	6,719,919	424,736
Advisory fee waiver (Note 4)	(54,584)	(290,370)	(112,957)
Net expenses	587,275	6,429,549	311,779
NET INVESTMENT INCOME	981,125	24,333,463	268,311
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	7,342,047	66,071,456	(948,111)
Foreign currency	—	(547,095)	—
Net change in unrealized appreciation/(depreciation) from:
Investments	(8,831,989)	42,424,300	(4,623,528)
Foreign currency	1	153,677	—
Net gain/(loss) on investments and foreign currency	(1,489,941)	108,102,338	(5,571,639)
NET INCREASE/(DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$(508,816)	$132,435,801	$(5,303,328)

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the Six Months Ended August 31, 2023 (Unaudited)

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $36,236 and $155,537, respectively)	$439,561	$1,183,780
Interest income	24,957	36,691
Total investment income	464,518	1,220,471

EXPENSES:
Investment advisory fees (Note 4)	100,674	143,913
Administration fees (Note 4)	41,055	41,027
Federal and state registration fees	15,279	15,947
Transfer agent fees and expenses (Note 4)	13,026	13,256
12b-1 distribution fees – Investor Class (Note 5)	2,919	1,245
Audit fees	11,342	11,342
Trustee fees and expenses	9,345	9,345
Custody fees (Note 4)	11,206	12,628
Chief Compliance Officer fees (Note 4)	4,538	4,537
Shareholder servicing fees – Investor Class (Note 6)	382	27
Legal fees	3,212	3,212
Reports to shareholders	1,814	1,823
Insurance expense	1,320	1,464
Fund accounting fees (Note 4)	1,284	1,510
Other expenses	4,232	3,440
Total expenses before advisory fee waiver and expense reimbursement	221,628	264,716
Advisory fee waiver and expense reimbursement (Note 4)	(100,538)	(99,605)
Net expenses	121,090	165,111
NET INVESTMENT INCOME	343,428	1,055,360

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	797,957	307,204
Foreign currency	(12,992)	(24,971)
Net change in unrealized appreciation/(depreciation) from:
Investments	(533,308)	1,315,815
Foreign currency	1,333	944
Net gain on investments and foreign currency	252,990	1,598,992
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$596,418	$2,654,352

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2023	February 28,
	(Unaudited)	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$981,125	$1,855,741
Net realized gain/(loss) from:
Investments	7,342,047	15,554,123
Foreign currency	—	(33)
Change in unrealized appreciation/(depreciation) on:
Investments	(8,831,989)	(15,205,505)
Foreign currency	1	(6)
Net increase/(decrease) in net assets resulting from operations	(508,816)	2,204,320

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(1,082,994)
Net dividends and distributions to shareholders – Institutional Class	—	(15,897,427)
Net decrease in net assets resulting from distributions paid	—	(16,980,421)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	185,459	436,447
Proceeds from shares subscribed – Institutional Class	5,765,154	25,089,255
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	1,004,419
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	8,871,842
Payments for shares redeemed – Investor Class	(531,243)	(5,535,811)
Payments for shares redeemed – Institutional Class	(6,272,272)	(16,058,473)
Net increase/(decrease) in net assets derived from capital share transactions	(852,902)	13,807,679

TOTAL DECREASE IN NET ASSETS	(1,361,718)	(968,422)

NET ASSETS:
Beginning of period	134,891,683	135,860,105
End of period	$133,529,965	$134,891,683

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	13,769	30,554
Shares sold – Institutional Class	430,746	1,772,714
Shares issued in reinvestments of dividends and distributions – Investor Class	—	75,920
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	680,878
Shares redeemed – Investor Class	(38,818)	(379,887)
Shares redeemed – Institutional Class	(471,105)	(1,124,758)
Net increase/(decrease) in shares outstanding	(65,408)	1,055,421

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2023	February 28,
	(Unaudited)	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$24,333,463	$21,296,514
Net realized gain/(loss) from:
Investments	66,071,456	(17,883,049)
Foreign currency	(547,095)	(782,073)
Change in unrealized appreciation/(depreciation) on:
Investments	42,424,300	(240,049)
Foreign currency	153,677	(159,308)
Net increase in net assets resulting from operations	132,435,801	2,232,035

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(585,945)
Net dividends and distributions to shareholders – Institutional Class	—	(18,017,824)
Net decrease in net assets resulting from distributions paid	—	(18,603,769)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	8,963,545	29,917,010
Proceeds from shares subscribed – Institutional Class	282,025,590	692,225,655
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	571,987
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	12,277,850
Payments for shares redeemed – Investor Class	(6,220,003)	(15,068,732)
Payments for shares redeemed – Institutional Class	(119,773,413)	(212,449,963)
Net increase in net assets derived from capital share transactions	164,995,719	507,473,807

TOTAL INCREASE IN NET ASSETS	297,431,520	491,102,073

NET ASSETS:
Beginning of period	1,050,908,728	559,806,655
End of period	$1,348,340,248	$1,050,908,728

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	757,727	2,772,130
Shares sold – Institutional Class	23,451,642	64,646,801
Shares issued in reinvestments of dividends and distributions – Investor Class	—	53,307
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	1,140,005
Shares redeemed – Investor Class	(521,662)	(1,405,801)
Shares redeemed – Institutional Class	(10,184,188)	(20,145,453)
Net increase in shares outstanding	13,503,519	47,060,989

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2023	February 28,
	(Unaudited)	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$268,311	$783,741
Net realized gain/(loss) on investments	(948,111)	14,730,376
Net change in unrealized depreciation on investments	(4,623,528)	(12,359,658)
Net increase/(decrease) in net assets resulting from operations	(5,303,328)	3,154,459

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(553,706)
Net dividends and distributions to shareholders – Institutional Class	—	(11,926,073)
Net decrease in net assets resulting from distributions paid	—	(12,479,779)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	89,203	417,112
Proceeds from shares subscribed – Institutional Class	8,591,834	39,672,273
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	553,706
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	10,669,139
Payments for shares redeemed – Investor Class	(54,896)	(199,320)
Payments for shares redeemed – Institutional Class	(55,802,737)	(68,502,989)
Net decrease in net assets derived from capital share transactions	(47,176,596)	(17,390,079)

TOTAL DECREASE IN NET ASSETS	(52,479,924)	(26,715,399)

NET ASSETS:
Beginning of period	95,945,755	122,661,154
End of period	$43,465,831	$95,945,755

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	7,211	31,976
Shares sold – Institutional Class	698,218	2,995,844
Shares issued in reinvestments of dividends and distributions – Investor Class	—	46,648
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	894,312
Shares redeemed – Investor Class	(4,298)	(16,201)
Shares redeemed – Institutional Class	(4,792,805)	(5,143,345)
Net decrease in shares outstanding	(4,091,674)	(1,190,766)

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2023	February 28,
	(Unaudited)	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$343,428	$310,637
Net realized gain/(loss) from:
Investments	797,957	69,658
Foreign currency	(12,992)	(13,509)
Change in unrealized appreciation/(depreciation) on:
Investments	(533,308)	1,324,717
Foreign currency	1,333	(1,113)
Net increase in net assets resulting from operations	596,418	1,690,390

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(63,740)
Net dividends and distributions to shareholders – Institutional Class	—	(641,563)
Net decrease in net assets resulting from distributions paid	—	(705,303)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,218,284	554,032
Proceeds from shares subscribed – Institutional Class	3,924,326	1,150,132
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	63,740
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	641,562
Payments for shares redeemed – Investor Class	(366,967)	(642,646)
Payments for shares redeemed – Institutional Class	(199,665)	(195,587)
Net increase in net assets derived from capital share transactions	5,575,978	1,571,233

TOTAL INCREASE IN NET ASSETS	6,172,396	2,556,320

NET ASSETS:
Beginning of period	18,012,881	15,456,561
End of period	$24,185,277	$18,012,881

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	203,052	64,477
Shares sold – Institutional Class	361,538	113,891
Shares issued in reinvestments of dividends and distributions – Investor Class	—	6,674
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	67,109
Shares redeemed – Investor Class	(34,301)	(74,401)
Shares redeemed – Institutional Class	(18,845)	(20,262)
Net increase in shares outstanding	511,444	157,488

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2023	February 28,
	(Unaudited)	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,055,360	$850,172
Net realized gain/(loss) from:
Investments	307,204	(786,308)
Foreign currency	(24,971)	(15,362)
Change in unrealized appreciation/(depreciation) on:
Investments	1,315,815	2,896,168
Foreign Currency	944	(979)
Net increase in net assets resulting from operations	2,654,352	2,943,691

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(16,048)
Net dividends and distributions to shareholders – Institutional Class	—	(763,152)
Net decrease in net assets resulting from distributions paid	—	(779,200)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Institutional Class	14,956,215	17,013,283
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	16,048
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	441,083
Payments for shares redeemed – Institutional Class	(2,100,413)	(819,741)
Net increase in net assets derived from capital share transactions	12,855,802	16,650,673

TOTAL INCREASE IN NET ASSETS	15,510,154	18,815,164

NET ASSETS:
Beginning of period	43,393,097	24,577,933
End of period	$58,903,251	$43,393,097

CHANGES IN SHARES OUTSTANDING:
Shares sold – Institutional Class	1,517,865	2,068,119
Shares issued in reinvestments of dividends and distributions – Investor Class	—	1,817
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	49,953
Shares redeemed – Institutional Class	(221,714)	(99,381)
Net increase in shares outstanding	1,296,151	2,020,508

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2023		February 28,	February 28,	February 28,	February 29,		February 28,
	(Unaudited)		2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$14.28		$16.12	$15.05	$10.86	$11.59		$12.92

Income from investment operations:
Net investment income(1)	0.08		0.17	0.12	0.16	0.12		0.11
Net realized and unrealized
gain/(loss) on investments	(0.16)		(0.01)	2.44	4.32	(0.74)		(1.18)
Total from investment operations	(0.08)		0.16	2.56	4.48	(0.62)		(1.07)

Less distributions:
Dividends from net investment income	—		(0.15)	(0.24)	(0.05)	(0.06)		—
Dividends from net realized
gain on investments	—		(1.85)	(1.25)	(0.24)	(0.05)		(0.26)
Total distributions	—		(2.00)	(1.49)	(0.29)	(0.11)		(0.26)

Redemption fees retained	—		—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$14.20		$14.28	$16.12	$15.05	$10.86		$11.59

TOTAL RETURN	-0.56	%(3)	1.96%	17.52%	41.53%	-5.49%		-8.12%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$6,278		$6,667	$11,934	$8,972	$3,387		$8,920
Ratio of expenses to average net assets:
Before fee waivers	1.33	%(4)	1.32%	1.31%	1.40%	1.56%		1.66%
After fee waivers	1.24	%(4)	1.24%	1.24%	1.24%	1.23%		1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	1.12	%(4)	1.07%	0.63%	1.33%	0.69%		0.48%
After fee waivers	1.21	%(4)	1.15%	0.70%	1.49%	1.02%		0.90%
Portfolio turnover rate(5)	19	%(3)	35%	22%	45%	32%		34%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2023		February 28,	February 28,	February 28,	February 29,		February 28,
	(Unaudited)		2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$14.07		$15.92	$14.87	$10.72	$11.44		$12.93

Income from investment operations:
Net investment income(1)	0.10		0.22	0.17	0.20	0.16		0.15
Net realized and unrealized
gain/(loss) on investments	(0.15)		—	2.42	4.27	(0.73)		(1.20)
Total from investment operations	(0.05)		0.22	2.59	4.47	(0.57)		(1.05)

Less distributions:
Dividends from net investment income	—		(0.22)	(0.29)	(0.08)	(0.10)		(0.18)
Dividends from net realized
gain on investments	—		(1.85)	(1.25)	(0.24)	(0.05)		(0.26)
Total distributions	—		(2.07)	(1.54)	(0.32)	(0.15)		(0.44)

Redemption fees retained	—		—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$14.02		$14.07	$15.92	$14.87	$10.72		$11.44

TOTAL RETURN	-0.36	%(3)	2.37%	17.99%	42.06%	-5.17%		-7.82%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$127,252		$128,225	$123,926	$108,895	$51,867		$33,928
Ratio of expenses to average net assets:
Before fee waivers	0.99	%(4)	0.98%	0.97%	1.06%	1.23%		1.32%
After fee waivers	0.90	%(4)	0.90%	0.90%	0.90%	0.90%		0.90%
Ratio of net investment income
to average net assets:
Before fee waivers	1.46	%(4)	1.42%	0.97%	1.67%	1.02%		0.82%
After fee waivers	1.55	%(4)	1.50%	1.04%	1.83%	1.35%		1.24%
Portfolio turnover rate(5)	19	%(3)	35%	22%	45%	32%		34%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	2023		February 28,	February 28,	February 28,		February 29,		February 28,
	(Unaudited)		2023	2022	2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$11.00		$11.59	$11.84	$8.96		$10.56		$11.46

Income from investment operations:
Net investment income(1)	0.22		0.29	0.20	0.14		0.16		0.13
Net realized and unrealized
gain/(loss) on investments	1.12		(0.69)	(0.16)	2.86		(1.37)		(0.93)
Total from investment operations	1.34		(0.40)	0.04	3.00		(1.21)		(0.80)

Less distributions:
Dividends from net investment income	—		(0.16)	(0.21)	(0.09)		(0.14)		(0.10)
Dividends from net realized
gain on investments	—		(0.03)	(0.08)	(0.03)		(0.25)		—
Total distributions	—		(0.19)	(0.29)	(0.12)		(0.39)		(0.10)

Redemption fees retained	—		—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$12.34		$11.00	$11.59	$11.84		$8.96		$10.56

TOTAL RETURN	12.18	%(3)	-3.39%	0.31%	33.63%		-11.85%		-6.95%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$44,193		$36,800	$22,332	$17,996		$10,563		$12,814
Ratio of expenses to average net assets:
Before fee waivers	1.48	%(4)	1.50%	1.50%	1.56%		1.58%		1.60%
After fee waivers	1.43	%(4)	1.43%	1.43%	1.43%		1.56%		1.59%
Ratio of net investment income
to average net assets:
Before fee waivers	3.75	%(4)	2.61%	1.57%	1.32%		1.55%		1.25%
After fee waivers	3.80	%(4)	2.68%	1.64%	1.45%		1.57%		1.26%
Portfolio turnover rate(5)	20	%(3)	15%	10%	43%		18%		21%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	2023		February 28,	February 28,	February 28,		February 29,		February 28,
	(Unaudited)		2023	2022	2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$11.04		$11.63	$11.87	$8.98		$10.57		$11.46

Income from investment operations:
Net investment income(1)	0.25		0.33	0.24	0.17		0.20		0.17
Net realized and unrealized
gain/(loss) on investments	1.11		(0.70)	(0.15)	2.86		(1.37)		(0.93)
Total from investment operations	1.36		(0.37)	0.09	3.03		(1.17)		(0.76)

Less distributions:
Dividends from net investment income	—		(0.19)	(0.25)	(0.11)		(0.17)		(0.13)
Dividends from net realized
gain on investments	—		(0.03)	(0.08)	(0.03)		(0.25)		—
Total distributions	—		(0.22)	(0.33)	(0.14)		(0.42)		(0.13)

Redemption fees retained	—		—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$12.40		$11.04	$11.63	$11.87		$8.98		$10.57

TOTAL RETURN	12.32	%(3)	-3.11%	0.74%	33.96%		-11.51%		-6.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,304,147		$1,014,109	$537,475	$403,412		$299,920		$298,532
Ratio of expenses to average net assets:
Before fee waivers	1.13	%(4)	1.15%	1.15%	1.21%		1.23%		1.26%
After fee waivers	1.08	%(4)	1.08%	1.08%	1.08%		1.21%		1.25%
Ratio of net investment income
to average net assets:
Before fee waivers	4.10	%(4)	2.96%	1.92%	1.67%		1.90%		1.59%
After fee waivers	4.15	%(4)	3.03%	1.99%	1.80%		1.92%		1.60%
Portfolio turnover rate(5)	20	%(3)	15%	10%	43%		18%		21%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2023		February 28,	February 28,	February 28,	February 29,		February 28,
	(Unaudited)		2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$12.90		$14.20	$13.07	$9.57	$10.90		$11.10

Income from investment operations:
Net investment income(1)	0.04		0.06	0.01	0.11	0.06		0.00	(2)
Net realized and unrealized
gain/(loss) on investments	0.12		0.66	1.31	3.55	(1.39)		0.22
Total from investment operations	0.16		0.72	1.32	3.66	(1.33)		0.22

Less distributions:
Dividends from net investment income	—		(0.08)	(0.09)	—	—		—
Dividends from net realized
gain on investments	—		(1.94)	(0.10)	(0.16)	—		(0.42)
Total distributions	—		(2.02)	(0.19)	(0.16)	—		(0.42)

Redemption fees retained	—		—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$13.06		$12.90	$14.20	$13.07	$9.57		$10.90

TOTAL RETURN	1.24	%(3)	6.34%	10.04%	38.46%	-12.20%		2.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$4,222		$4,132	$3,663	$2,409	$1,310		$6,139
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.68	%(4)	1.49%	1.48%	1.69%	2.09%		2.36%
After fee waivers and
expense reimbursement	1.31	%(4)	1.34%	1.41%	1.38%	1.42%		1.52%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	0.22	%(4)	0.31%	0.00%	0.90%	(0.13)%		(0.81)%
After fee waivers and
expense reimbursement	0.59	%(4)	0.46%	0.07%	1.21%	0.54%		0.03%
Portfolio turnover rate(5)	12	%(3)	28%	10%	26%	38%		52%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	2023		February 28,	February 28,	February 28,		February 29,		February 28,
	(Unaudited)		2023	2022	2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$12.97		$14.28	$13.14	$9.60		$10.99		$11.17

Income from investment operations:
Net investment income(1)	0.05		0.10	0.05	0.14		0.09		0.04
Net realized and unrealized
gain/(loss) on investments	0.14		0.65	1.31	3.57		(1.40)		0.23
Total from investment operations	0.19		0.75	1.36	3.71		(1.31)		0.27

Less distributions:
Dividends from net investment income	—		(0.12)	(0.12)	(0.01)		(0.08)		(0.03)
Dividends from net realized
gain on investments	—		(1.94)	(0.10)	(0.16)		—		(0.42)
Total distributions	—		(2.06)	(0.22)	(0.17)		(0.08)		(0.45)

Redemption fees retained	—		—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$13.16		$12.97	$14.28	$13.14		$9.60		$10.99

TOTAL RETURN	1.46	%(3)	6.50%	10.36%	38.87%		-12.07%		2.83%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$39,244		$91,814	$118,998	$70,012		$30,593		$20,083
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.37	%(4)	1.18%	1.17%	1.41%		1.77%		2.03%
After fee waivers and
expense reimbursement	1.00	%(4)	1.03%	1.10%	1.10%		1.10%		1.19%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	0.53	%(4)	0.62%	0.31%	1.18%		0.19%		(0.48)%
After fee waivers and
expense reimbursement	0.90	%(4)	0.77%	0.38%	1.49%		0.86%		0.36%
Portfolio turnover rate(5)	12	%(3)	28%	10%	26%		38%		52%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

								For the
	Six Months							Period
	Ended							July 2, 2018(1)
	August 31,		Year Ended	Year Ended	Year Ended	Year Ended		through
	2023		February 28,	February 28,	February 28,	February 29,		February 28,
	(Unaudited)		2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$10.62		$10.05	$9.48	$7.48	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.17		0.18	0.05	0.09	0.18		0.03
Net realized and unrealized
gain/(loss) on investments	0.15		0.83	0.61	2.01	(1.59)		(0.79)
Total from investment operations	0.32		1.01	0.66	2.10	(1.41)		(0.76)

Less distributions:
Dividends from net investment income	—		(0.16)	(0.07)	(0.09)	(0.18)		(0.04)
Dividends from net realized
gain on investments	—		(0.28)	(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	—		(0.44)	(0.09)	(0.10)	(0.18)		(0.17)

Net asset value, end of period	$10.94		$10.62	$10.05	$9.48	$7.48		$9.07

TOTAL RETURN	3.01	%(4)	10.51%	6.93%	28.19%	-15.83%		-7.48	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$3,483		$1,589	$1,538	$1,254	$819		$925
Ratio of expenses to average net assets:
Before expense reimbursement	2.45	%(5)	2.79%	3.16%	8.18%	13.43%		13.92	%(5)
After expense reimbursement	1.45	%(5)	1.45%	1.45%	1.42%	1.42%		1.44	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	2.16	%(5)	0.53%	(1.25)%	(5.56)%	(9.91)%		(12.05	)%(5)
After expense reimbursement	3.16	%(5)	1.87%	0.46%	1.20%	2.10%		0.43	%(5)
Portfolio turnover rate(6)	14	%(4)	26%	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

								For the
	Six Months							Period
	Ended							July 2, 2018(1)
	August 31,		Year Ended	Year Ended	Year Ended	Year Ended		through
	2023		February 28,	February 28,	February 28,	February 29,		February 28,
	(Unaudited)		2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$10.64		$10.07	$9.49	$7.49	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.19		0.20	0.08	0.10	0.20		0.04
Net realized and unrealized
gain/(loss) on investments	0.15		0.83	0.61	2.01	(1.59)		(0.78)
Total from investment operations	0.34		1.03	0.69	2.11	(1.39)		(0.74)

Less distributions:
Dividends from net investment income	—		(0.18)	(0.09)	(0.10)	(0.19)		(0.06)
Dividends from net realized
gain on investments	—		(0.28)	(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	—		(0.46)	(0.11)	(0.11)	(0.19)		(0.19)

Net asset value, end of period	$10.98		$10.64	$10.07	$9.49	$7.49		$9.07

TOTAL RETURN	3.20	%(4)	10.73%	7.32%	28.40%	-15.55%		-7.32	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$20,702		$16,424	$13,919	$2,107	$1,424		$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	2.17	%(5)	2.51%	2.88%	7.93%	13.18%		13.65	%(5)
After expense reimbursement	1.17	%(5)	1.17%	1.17%	1.17%	1.17%		1.17	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	2.44	%(5)	0.81%	(0.97)%	(5.31)%	(9.66)%		(11.78	)%(5)
After expense reimbursement	3.44	%(5)	2.15%	0.74%	1.45%	2.35%		0.70	%(5)
Portfolio turnover rate(6)	14	%(4)	26%	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Six Months Ended		Year Ended		June 28, 2021(1)
	August 31, 2023		February 28,		through
	(Unaudited)		2023		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.48		$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.22		0.21		0.03
Net realized and unrealized gain/(loss) on investments	0.31		(0.19)		(0.37)
Total from investment operations	0.53		0.02		(0.34)

Less distributions:
Dividends from net investment income	—		(0.16)		(0.04)
Dividends from net realized gain on investments	—		(0.00	)(3)	—
Total distributions	—		(0.16)		(0.04)

Net asset value, end of period	$10.01		$9.48		$9.62

TOTAL RETURN	5.59	%(4)	0.33%		-3.43	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,023		$969		$966
Ratio of expenses to average net assets:
Before expense reimbursement	1.44	%(5)	1.73%		2.83	%(5)
After expense reimbursement	0.99	%(5)	0.99%		0.99	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	4.07	%(5)	1.69%		(1.34	)%(5)
After expense reimbursement	4.52	%(5)	2.43%		0.50	%(5)
Portfolio turnover rate(6)	8	%(4)	19%		4	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Six Months Ended		Year Ended		June 28, 2021(1)
	August 31, 2023		February 28,		through
	(Unaudited)		2023		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.48		$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.23		0.23		0.05
Net realized and unrealized gain/(loss) on investments	0.32		(0.19)		(0.38)
Total from investment operations	0.55		0.04		(0.33)

Less distributions:
Dividends from net investment income	—		(0.18)		(0.05)
Dividends from net realized gain on investments	—		(0.00	)(3)	—
Total distributions	—		(0.18)		(0.05)

Net asset value, end of period	$10.03		$9.48		$9.62

TOTAL RETURN	5.80	%(4)	0.53%		-3.29	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$27,880		$42,424		$23,612
Ratio of expenses to average net assets:
Before expense reimbursement	1.19	%(5)	1.48%		2.58	%(5)
After expense reimbursement	0.74	%(5)	0.74%		0.74	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	4.32	%(5)	1.94%		(1.09	)%(5)
After expense reimbursement	4.77	%(5)	2.68%		0.75	%(5)
Portfolio turnover rate(6)	8	%(4)	19%		4	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
August 31, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), and Pzena International Value Fund (the “International Value Fund”) (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund and Emerging Markets Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, the International Small Cap Value Fund commenced operations on July 2, 2018, and the International Value Fund commenced operations on June 28, 2021.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of August 31, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share provided by the service agent of the Funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees (“Board”) as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Accounting Pronouncements – In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023, and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Pzena Emerging Markets Value Fund, International Small Cap Value Fund, and the International Value Fund are considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of the Fund’s net assets. For the six months ended August 31, 2023, the Funds did not enter into derivatives transactions.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Pzena Investment Management, LLC (“Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

The following is a summary of the inputs used to value the Funds’ securities as of August 31, 2023:

Mid Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$9,222,213	$—	$—	$9,222,213
Consumer Discretionary	28,582,406	—	—	28,582,406
Consumer Staples	335,335	—	—	335,335
Energy	3,337,631	—	—	3,337,631
Financials	35,572,959	—	—	35,572,959
Health Care	8,857,238	—	—	8,857,238
Industrials	22,877,662	—	—	22,877,662
Technology	17,878,363	—	—	17,878,363
Utilities	3,524,638	—	—	3,524,638
Total Common Stocks	130,188,445	—	—	130,188,445
Short-Term Investment	3,316,496	—	—	3,316,496
Total Investments	$133,504,941	$—	$—	$133,504,941

Emerging Markets Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$83,418,451	$—	$—	$83,418,451
China	331,124,765	—	—	331,124,765
Hong Kong	68,693,074	—	—	68,693,074
Hungary	30,812,463	—	—	30,812,463
India	87,136,979	—	—	87,136,979
Indonesia	26,301,643	—	—	26,301,643
Peru	26,288,584	—	—	26,288,584
Republic of Korea	172,275,525	—	—	172,275,525
Romania	6,556,697	—	—	6,556,697
Russian Federation	—	—	4,085	4,085
Singapore	29,697,942	—	—	29,697,942
South Africa	26,449,808	—	—	26,449,808
Taiwan	132,898,784	—	—	132,898,784
Thailand	56,239,535	—	—	56,239,535
Turkey	14,080,927	—	—	14,080,927
United Arab Emirates	27,281,491	—	—	27,281,491
United Kingdom	25,766,151	—	—	25,766,151
United States	50,277,712	—	—	50,277,712
Vietnam	27,726,647	—	—	27,726,647
Total Common Stocks	1,223,027,178	—	4,085	1,223,031,263
Preferred Stocks
Brazil	60,488,408	—	—	60,488,408
Total Preferred Stocks	60,488,408	—	—	60,488,408
Short-Term Investment	60,334,129	—	—	60,334,129
Total Investments	$1,343,849,715	$—	$4,085	$1,343,853,800

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$3,127,509	$—	$—	$3,127,509
Consumer Discretionary	7,838,668	—	—	7,838,668
Consumer Staples	3,160,504	—	—	3,160,504
Energy	2,616,884	—	—	2,616,884
Financials	10,163,141	—	—	10,163,141
Health Care	878,696	—	—	878,696
Industrials	11,664,763	—	—	11,664,763
Technology	2,803,578	—	—	2,803,578
Total Common Stocks	42,253,743	—	—	42,253,743
REIT	623,344	—	—	623,344
Short-Term Investment	528,532	—	—	528,532
Total Investments	$43,405,619	$—	$—	$43,405,619

International Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$357,372	$—	$—	$357,372
Canada	1,108,968	—	—	1,108,968
France	1,432,078	—	—	1,432,078
Germany	883,228	—	—	883,228
Hong Kong	1,268,483	—	—	1,268,483
Ireland	1,937,299	—	—	1,937,299
Israel	517,576	—	—	517,576
Italy	2,062,768	—	—	2,062,768
Japan	5,675,758	—	—	5,675,758
Netherlands	1,304,219	—	—	1,304,219
Norway	461,211	—	—	461,211
Republic of Korea	1,784,480	—	—	1,784,480
Spain	934,479	—	—	934,479
United Kingdom	3,323,907	—	—	3,323,907
Total Common Stocks	23,051,826	—	—	23,051,826
Short-Term Investment	1,257,512	—	—	1,257,512
Total Investments	$24,309,338	$—	$—	$24,309,338

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

International Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,098,883	$—	$—	$1,098,883
Canada	1,202,018	—	—	1,202,018
China	1,779,629	—	—	1,779,629
Denmark	712,149	—	—	712,149
Finland	1,504,134	—	—	1,504,134
France	8,678,768	—	—	8,678,768
Germany	6,252,552	—	—	6,252,552
Hong Kong	1,058,866	—	—	1,058,866
Hungry	289,515	—	—	289,515
Ireland	729,339	—	—	729,339
Italy	1,184,318	—	—	1,184,318
Japan	8,075,820	—	—	8,075,820
Luxembourg	1,166,266	—	—	1,166,266
Netherlands	3,970,809	—	—	3,970,809
Republic of Korea	1,317,783	—	—	1,317,783
Spain	1,147,676	—	—	1,147,676
Switzerland	3,753,334	—	—	3,753,334
Taiwan	1,150,828	—	—	1,150,828
United Kingdom	9,748,322	—	—	9,748,322
Total Common Stocks	54,821,009	—	—	54,821,009
Preferred Stock
Germany	624,030	—	—	624,030
Total Preferred Stock	624,030	—	—	624,030
Short-Term Investment	3,279,888	—	—	3,279,888
Total Investments	$58,724,927	$—	$—	$58,724,927

Refer to the Funds’ schedule of investments for a detailed break-out of securities.

Pzena Emerging Markets Value Fund

Level 3 Reconciliation Disclosure (Unaudited)

Common Stocks
Balance as of February 28, 2023	$4,085
Balance as of August 31, 2023	$4,085
Change in unrealized appreciation/(depreciation) during the period for
Level 3 investments held at August 31, 2023	$—

The Level 3 investments as of August 31, 2023 represented less than 0.01% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effecton the Funds.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for providing investment management services to each Fund.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%
International Value Fund	0.65%

For the six months ended August 31, 2023, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$512,618
Emerging Markets Value Fund	5,887,274
Small Cap Value Fund	290,365
International Small Cap Value Fund	100,674
International Value Fund	143,913

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that the net annual operating expenses (excluding acquired fund fees, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Emerging		International
Mid Cap	Markets	Small Cap	Small Cap	International
Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
0.90%	1.08%	1.00%	1.17%	0.74%

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Funds to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended August 31, 2023, the Adviser reduced its fees and reduced other operating expenses in the amount of $54,584 for the Mid Cap Value Fund, $290,370 for the Emerging Markets Value Fund, $112,957 for the Small Cap Value Fund, $100,538 for the International Small Cap Value Fund, and $99,605 for the International Value Fund.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	2/29/2024	2/28/2025	2/28/2026	8/31/2026	Total
Mid Cap Value Fund	$51,499	$86,609	$98,328	$54,584	$291,020
Emerging Markets Value Fund	145,782	351,524	485,364	290,370	1,273,040
Small Cap Value Fund	37,507	68,655	159,587	112,957	378,706
International Small Cap Value Fund	57,144	209,293	195,567	100,538	562,542
International Value Fund	N/A	151,402	235,358	99,605	486,365

U.S. Bancorp Fund Services, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant, and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the six months ended August 31, 2023 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended August 31, 2023, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended August 31, 2023, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$25,668,842	$24,167,741
Emerging Markets Value Fund	390,931,259	220,043,883
Small Cap Value Fund	7,294,652	51,002,144
International Small Cap Value Fund	8,131,883	2,728,289
International Value Fund	15,388,789	3,530,879

There were no purchases or sales of long-term U.S. Government securities.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of August 31, 2023:

Fund	Shareholder	Percent of Shares Held
Mid Cap Value Fund	Mac & Co.	46%

Emerging Markets Value Fund	National Financial Services, LLC	35%

Small Cap Value Fund	National Financial Services, LLC	35%

International Small Cap Value Fund	J.P. Morgan Securities, LLC	37%
	ValueQuest Partners, LLC	27%

International Value Fund	Legacy Trust Co.	34%
	J.P. Morgan Securities, LLC	26%
	Band & Co.	25%

NOTE 9 – LINE OF CREDIT

The Funds have a secured line of credit in the amount of $50,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended August 31, 2023, the Emerging Markets Value Fund, the Mid Cap Value Fund, the International Small Cap Value Fund, and the International Value Fund did not draw upon the line of credit. During the six months ended August 31, 2023, the Small Cap Value Fund had an average daily outstanding balance of $451,114, a weighted average interest rate of 8.22%, incurred interest expense of $18,915 and had a maximum amount outstanding of $7,088,000. At August 31, 2023, the Funds had no outstanding loan amounts.

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2023, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging		International
	Mid Cap	Markets	Small Cap	Small Cap	International
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments (a)	$109,087,975	$1,025,500,945	$90,782,133	$17,425,407	$40,668,967
Gross unrealized appreciation	32,806,114	109,735,760	14,791,716	2,517,268	5,579,162
Gross unrealized depreciation	(7,563,503)	(84,656,594)	(10,020,192)	(1,807,391)	(3,184,467)
Net unrealized appreciation (a)	25,242,611	25,079,166	4,771,524	709,877	2,394,695
Net unrealized depreciation on foreign currency	(6)	(110,724)	—	(1,885)	(647)
Undistributed ordinary income	251,091	5,068,062	238,366	14,509	92,956
Undistributed long-term capital gains	3,441,486	—	—	—	—
Total distributable earnings	3,692,577	5,068,062	238,366	14,509	92,956
Other accumulated gain/loss	—	(18,918,434)	—	(84,494)	(702,917)
Total accumulated earnings	$28,935,182	$11,118,070	$5,009,890	$638,007	$1,784,087

(a)
The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments and passive foreign investment companies.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

At February 28, 2023, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Pzena Emerging Markets Value Fund	$17,474,043	$1,444,351	$18,918,394	No Expiration
Pzena International Value Fund	226,759	476,158	702,917	No Expiration

At February 28, 2023, the following Fund deferred, on a tax basis, post-October losses:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
International Small Cap Value Fund	$84,494	$—

The tax character of distributions paid during the six months ended August 31, 2023 and the year ended February 28, 2023 was as follows:

	Six Months Ended	Year Ended
	August 31, 2023	February 28, 2023
Mid Cap Value Fund
Ordinary income	$—	$1,738,933
Long-term capital gains	—	15,241,488

Emerging Markets Value Fund
Ordinary income	$—	$16,166,313
Long-term capital gains	—	2,437,456

Small Cap Value Fund
Ordinary income	$—	$1,171,434
Long-term capital gains	—	11,308,345

International Small Cap Value Fund
Ordinary income	$—	$554,897
Long-term capital gains	—	150,406

International Value Fund
Ordinary income	$—	$779,200

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds’ share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets.

• Emerging Markets Risk. In addition to the risks of foreign securities in general, investments in emerging markets may be riskier than investments in or exposure to investments in the U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Funds’ portfolio or the securities market as a whole, such as changes in economic or political conditions.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2023 (Unaudited)

• Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

• General Market Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, even if the individual results of the securities and other instruments in which the Fund invests outperform the broader financial markets. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

• Management Risk. Each Fund is an actively managed investment portfolio and each Fund relies on the Adviser’s ability to pursue the Fund’s goal. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies.

• Value Style Investing Risk. The Funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

NOTE 12 – TRUSTEES AND OFFICERS

At a meeting held on June 22-23, 2023, the Board of Trustees of the Trust appointed Ms. Lillian A. Kabakali the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

Pzena Funds
Expense Example
August 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (March 1, 2023 to August 31, 2023).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates changes by U.S. Bank Global Fund Services, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
August 31, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(1)	During Period	Total Return
Investor Class	3/1/23	8/31/23	3/1/23 – 8/31/23	3/1/23 – 8/31/23	3/1/23 – 8/31/23
Actual
Mid Cap Value Fund	$1,000.00	$994.40	$6.23	1.24%	-0.56%
Emerging Markets Value Fund	1,000.00	1,121.80	7.65	1.43%	12.18%
Small Cap Value Fund	1,000.00	1,012.40	6.64	1.31%	1.24%
International Small Cap Value Fund	1,000.00	1,030.10	7.42	1.45%	3.01%
International Value Fund	1,000.00	1,055.90	5.13	0.99%	5.59%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.95	$6.31	1.24%	2.52%
Emerging Markets Value Fund	1,000.00	1,018.00	7.27	1.43%	2.52%
Small Cap Value Fund	1,000.00	1,018.60	6.67	1.31%	2.52%
International Small Cap Value Fund	1,000.00	1,017.90	7.37	1.45%	2.52%
International Value Fund	1,000.00	1,020.21	5.04	0.99%	2.52%

(1)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Investor Class shares of each Fund.

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(2)	During Period	Total Return
Institutional Class	3/1/23	8/31/23	3/1/23 – 8/31/23	3/1/23 – 8/31/23	3/1/23 – 8/31/23
Actual
Mid Cap Value Fund	$1,000.00	$996.40	$4.53	0.90%	-0.36%
Emerging Markets Value Fund	1,000.00	1,123.20	5.78	1.08%	12.32%
Small Cap Value Fund	1,000.00	1,014.60	5.08	1.00%	1.46%
International Small Cap Value Fund	1,000.00	1,032.00	5.99	1.17%	3.20%
International Value Fund	1,000.00	1,058.00	3.84	0.74%	5.80%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.67	$4.58	0.90%	2.52%
Emerging Markets Value Fund	1,000.00	1,019.76	5.50	1.08%	2.52%
Small Cap Value Fund	1,000.00	1,020.16	5.09	1.00%	2.52%
International Small Cap Value Fund	1,000.00	1,019.31	5.96	1.17%	2.52%
International Value Fund	1,000.00	1,021.48	3.77	0.74%	2.52%

(2)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Investor Class shares of each Fund.

Pzena Funds
Notice to Shareholders
August 31, 2023 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)                 /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date 11/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                 /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date 11/7/23

By (Signature and Title)                /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date  11/8/23